COMPARATIVE INCOME STATEMENT	1st Qtr Ending: 11/30/2004
	Amounts in Millions		Favorable/Unfavorable
PRELIMINARY	This Year	Last Year	Amount	Pct

Net Sales	9,889.1	8,720.8	1,168.3	13.4%

Costs and Deductions
Cost of Sales	7,181.2	6,420.7	-760.5	-11.8%
Selling, Occupancy & Admin	2,210.3	1,895.1	-315.2	-16.6%

Operating Income	497.6	405.0	92.6	22.9%

Net Other, Income(Expense)[1][2]	20.1	2.8	17.3	617.9%

Earnings Before Taxes	517.7	407.8	109.9	26.9%

Income Taxes [3]	185.0	152.9	-32.1	-21.0%

Earnings After Taxes	332.7	254.9	77.8	30.5%

[1]	Included: 2nd Qtr-2004, Two drug antitrust litigation settlements totaling of $12.7; 3rd Qtr: $3.0; 4th Qtr: $0.6
[2]	Included: 1st Qtr-2005, Drug antitrust litigation settlement of $15.0
[3]	Effective Income Tax Rate 1st Qtr-2005, 35.73%, 1st Qtr-2004, 37.50%

Earnings Per Share - Basic	$ 0.33	$ 0.25	$ 0.08	32.0%
Before Drug Litigation	$ 0.32	$ 0.25	$ 0.07	28.0%
Earnings Per Share - Diluted	$ 0.32	$ 0.25	$ 0.07	28.0%
Before Drug Litigation	$ 0.31	$ 0.25	$ 0.06	24.0%

Dividends Per Share	$ 0.05250	$ 0.04313	$ 0.00937	21.7%

Weighted Avg Shares Basic	1,022.6	1,025.0
Weighted Avg Shares Diluted	1,029.4	1,032.2
Return on Avg Shareholder Equity [1][2]	3.9%	3.5%

Effective Income Tax Rate	35.73%	37.50%
LIFO Charge/(Credit)	18.5	20.1

INCOME STATEMENT SUMMARY	1st Qtr Ending: 11/30/2004
	% of	% to Sales
PRELIMINARY	Chg	2004	2003

Net Sales	13.4%	100.00	100.00

Costs and Deductions
Cost of Sales	11.8%	72.62	73.63
Selling, Occupancy & Admin	16.6%	22.35	21.73
Sub-Total	12.9%	94.97	95.36

Earnings Before Other Income	22.9%	5.03	4.64

Net Other, Income(Expense)[1][2]	617.9%	0.21	0.04

Earnings Before Taxes	26.9%	5.24	4.68

Effective Income Tax Rate		35.73%	37.50%

Earnings After Taxes	30.5%	3.36	2.92

[1]	Included: 2nd Qtr-2004, Two drug antitrust litigation settlements totaling of $12.7; 3rd Qtr: $3.0; 4th Qtr: $0.6
[2]	Included: 1st Qtr-2005, Drug antitrust litigation settlement of $15.0

						PRELIMINARY								CONTINUING OPERATIONS

	Total	Percent Change in Sales				Key Operating Ratios			Other Items			Company Income and Return on Sales
	Company	Total	Drug Stores			Gross		Op	Net	Other		Pre-Tax	Tax	Income After Taxes
Period	Sales	Co	Total	Comp	Est	Profit	SGA	Income	Interest	Income	% Sales	% Sales	Rate	Amount	% Sales	% Chg

	Amounts in Millions													Other Income: Antitrust Litigation Settlements
01-Q1	5,614.2	16.4	16.4	10.8	9.1	26.51	21.92	4.59	0.0	0.0	0.00	4.59	38.51	158.4	2.82	23.9
01-Q2	6,429.0	14.6	14.6	8.7	6.6	27.55	20.44	7.11	0.8	22.1	0.35	7.46	38.12	296.9	4.62	24.3
01-Q3	6,296.2	16.7	16.7	11.3	8.8	26.23	20.74	5.49	0.0	0.0	0.00	5.49	38.23	213.4	3.39	10.2
01-Q4	6,283.6	16.8	16.8	11.2	8.4	26.47	21.09	5.38	1.5	0.0	0.03	5.41	36.17	216.9	3.45	0.1

2001	24,623.0	16.1	16.1	10.5	8.4	26.70	21.02	5.68	2.3	22.1	0.10	5.78	37.75	885.6	3.60	14.0

	Amounts in Millions													Other Income: Antitrust Litigation Settlements
02-Q1	6,559.4	16.8	16.8	10.7	8.7	25.88	21.43	4.45	1.2	5.5	0.10	4.55	37.75	185.9	2.83	17.4
02-Q2	7,488.5	16.5	16.5	10.2	7.8	27.16	20.17	6.99	1.2	0.0	0.02	7.01	37.75	326.6	4.36	10.0
02-Q3	7,397.9	17.5	17.5	11.5	8.7	26.19	20.59	5.60	1.9	0.0	0.02	5.62	37.75	259.0	3.50	21.4
02-Q4	7,235.3	15.1	15.2	9.4	6.5	26.76	21.30	5.46	2.6	0.7	0.04	5.50	37.75	247.7	3.42	14.2

2002	28,681.1	16.5	16.5	10.5	8.1	26.51	20.85	5.66	6.9	6.2	0.05	5.71	37.75	1,019.2	3.55	15.1

	Amounts in Millions													Other Income: Antitrust Litigation Settlements
03-Q1	7,484.9	14.1	14.1	8.6	6.9	26.66	21.95	4.71	2.6	16.7	0.26	4.97	37.75	231.6	3.09	24.6
03-Q2	8,446.1	12.8	12.8	7.7	5.8	27.80	20.78	7.02	2.3	0.3	0.03	7.05	37.75	370.9	4.39	13.6
03-Q3	8,328.0	12.6	12.6	8.2	6.1	26.78	21.25	5.53	3.0	12.0	0.18	5.71	37.75	296.1	3.56	14.3
03-Q4	8,246.4	14.0	14.0	9.9	7.5	26.99	21.63	5.36	2.9	0.6	0.04	5.40	37.75	277.1	3.36	11.9

2003	32,505.4	13.3	13.3	8.6	6.6	27.07	21.38	5.69	10.8	29.6	0.12	5.81	37.75	1,175.7	3.62	15.4

	Amounts in Millions													Other Income: Antitrust Litigation Settlements
04-Q1	8,720.8	16.5	16.5	11.9	10.4	26.37	21.73	4.64	2.8	0.0	0.04	4.68	37.50	254.9	2.92	10.1
04-Q2	9,782.2	15.8	15.8	11.5	9.9	27.66	20.74	6.92	4.0	12.7	0.17	7.09	37.50	433.5	4.43	16.9
04-Q3	9,578.5	15.0	15.0	10.4	8.7	26.92	21.23	5.69	3.6	3.0	0.07	5.76	37.50	344.6	3.60	16.4
04-Q4	9,426.7	14.3	14.3	9.7	7.8	27.73	22.26	5.47	6.9	0.6	0.08	5.55	37.50	327.2	3.47	18.1

2004	37,508.2	15.4	15.4	10.9	9.3	27.19	21.48	5.71	17.3	16.3	0.09	5.80	37.50	1,360.2	3.63	15.7

	Amounts in Millions													Other Income: Antitrust Litigation Settlements
05-Q1	9,889.1	13.4	13.4	9.4	7.9	27.38	22.35	5.03	5.1	15.0	0.21	5.24	35.73	332.7	3.36	30.5
05-Q2
05-Q3
05-Q4

2005	9,889.1	13.4	13.4	9.4	7.9	27.38	22.35	5.03	5.1	15.0	0.21	5.24	35.73	332.7	3.36	30.5

						STORE COUNT AND MONTHLY SALES INCREASES

									PRELIMINARY
Number of Drug Stores
					Six				Nine				Total
		1st Qtr	2nd Qtr		Mos		3rd Qtr		Mos		4th Qtr		Year

2000-01	Start of Period	3,165	3,260		3,165		3,343		3,165		3,424		3,165
	Opened	126	112		238		105		343		131		474
	Relocation	-30	-26		-56		-19		-75		-30		-105
	Closed	-1	-3		-4		-5		-9		-5		-14
	End of Period	3,260	3,343		3,343		3,424		3,424		3,520		3,520

2001-02	Start of Period	3,520	3,623		3,520		3,678		3,520		3,766		3,520
	Opened	134	76		210		109		319		152		471
	Relocation	-29	-14		-43		-19		-62		-31		-93
	Closed	-2	-7		-9		-2		-11		-4		-15
	End of Period	3,623	3,678		3,678		3,766		3,766		3,883		3,883

2002-03	Start of Period	3,883	3,954		3,883		3,998		3,883		4,050		3,883
	Opened	92	62		154		67		221		209		430
	Relocation	-20	-11		-31		-13		-44		-31		-75
	Closed	-1	-7		-8		-2		-10		-1		-11
	End of Period	3,954	3,998		3,998		4,050		4,050		4,227		4,227

2003-04	Start of Period	4,227	4,291		4,227		4,336		4,227		4,414		4,227
	Opened	85	55		140		88		228		208		436
	Relocation	-20	-6		-26		-9		-35		-34		-69
	Closed	-1	-4		-5		-1		-6		-6		-12
	End of Period	4,291	4,336		4,336		4,414		4,414		4,582		4,582

2004-05	Start of Period	4,582
	Opened	111
	Relocation	-10
	Closed	-3
	End of Period	4,680

Monthly Sales Percent Increases

		Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Year

	2000-01	16.1	17.2	15.8	8.9	21.8	15.1	17.3	16.9	16.0	14.8	18.2	17.3	16.1
	2001-02	15.0	19.1	16.2	14.1	17.3	18.6	18.5	16.7	17.4	15.5	16.9	16.5	16.5
	2002-03	17.2	13.3	12.2	13.4	12.7	15.9	10.2	15.2	12.4	14.4	13.7	13.8	13.3
	2003-04	17.8	16.6	15.3	17.7	13.2	16.3	17.4	15.1	12.6	15.5	13.4	14.1	15.4
	2004-05	13.2	11.8	15.2										13.4

						PRELIMINARY

INTERIM HIGHLIGHTS				Six		Nine			Total
		1st Qtr	2nd Qtr	Mos	3rd Qtr	Mos	4th Qtr		Year

Total Sales	2000-01	5,614.2	6,429.0	12,043.2	6,296.2	18,339.4	6,283.6		24,623.0
(In Millions)	2001-02	6,559.4	7,488.5	14,047.9	7,397.9	21,445.8	7,235.3		28,681.1
	2002-03	7,484.9	8,446.1	15,931.0	8,328.0	24,259.0	8,246.4		32,505.4
	2003-04	8,720.8	9,782.2	18,503.0	9,578.5	28,081.5	9,426.7		37,508.2
	2004-05	9,889.1

% of Increase	2000-01	16.4%	14.6%	15.4%	16.7%	15.9%	16.8%		16.1%
	2001-02	16.8%	16.5%	16.6%	17.5%	16.9%	15.1%		16.5%
	2002-03	14.1%	12.8%	13.4%	12.6%	13.1%	14.0%		13.3%
	2003-04	16.5%	15.8%	16.1%	15.0%	15.8%	14.3%		15.4%
	2004-05	13.4%

Net Income	2000-01	158.4	296.9	455.3	213.4	668.7	216.9		885.6
[1][2][3]	2001-02	185.9	326.6	512.5	259.0	771.5	247.7		1,019.2
(In Millions)	2002-03	231.6	370.9	602.5	296.1	898.6	277.1		1,175.7
	2003-04	254.9	433.5	688.4	344.6	1,033.0	327.2		1,360.2
	2004-05	332.7

% of Increase	2000-01	23.9%	24.3%	24.2%	10.2%	19.3%	0.1%		14.0%
[1][2][3]	2001-02	17.4%	10.0%	12.6%	21.4%	15.4%	14.2%		15.1%
	2002-03	24.6%	13.6%	17.6%	14.3%	16.5%	11.9%		15.4%
	2003-04	10.1%	16.9%	14.3%	16.4%	15.0%	18.1%		15.7%
	2004-05	30.5%

Diluted [1]		Earnings Per Share Data Adjusted For Splits
Earnings Per Share	2000-01	$ 0.15	$ 0.29	$ 0.44	$ 0.21	$ 0.65	$ 0.21		$ 0.86
Before Drug Litigation		$ 0.15	$ 0.28	$ 0.43	$ 0.21	$ 0.64	$ 0.21		$ 0.85
	2001-02	$ 0.18	$ 0.32	$ 0.50	$ 0.25	$ 0.75	$ 0.24		$ 0.99
Before Drug Litigation		$ 0.18	$ 0.32	$ 0.49	$ 0.25	$ 0.74	$ 0.24		$ 0.98
	2002-03	$ 0.22	$ 0.36	$ 0.58	$ 0.29	$ 0.87	$ 0.27		$ 1.14
Before Drug Litigation		$ 0.21	$ 0.36	$ 0.57	$ 0.28	$ 0.85	$ 0.27		$ 1.12
	2003-04	$ 0.25	$ 0.42	$ 0.67	$ 0.33	$ 1.00	$ 0.32		$ 1.32
Before Drug Litigation		$ 0.25	$ 0.41	$ 0.66	$ 0.33	$ 0.99	$ 0.32		$ 1.31
	2004-05	$ 0.32
Before Drug Litigation		$ 0.31

	[1] Antitrust Litigations		2000	2001	2002	2003	2004		2005
		1st Qtr			5.5	16.7			15.0
		2nd Qtr		22.1		0.3	12.7	*
		3rd Qtr				12.0	3.0
		4th Qtr	33.5		0.7	0.6	0.6
* Two settlements

				PRELIMINARY

CONSOLIDATED BALANCE SHEET [1]	November 30			November 30
	2004	2003		2004	2003
Current Assets			Current Liabilities

Cash & Equivalents	1,313.4	1,162.8	Short Term Borrowings	0.0	0.0
Accounts Receivable, Less Allowance	1,315.7	1,101.0	Trade Accounts Payable	3,203.1	2,905.4
Inventories	5,582.5	4,838.6	Other Current Liabilities	1,235.6	1,070.0
Other Current Assets	173.5	129.3	Income Taxes	206.3	202.5
Total Current Assets	8,385.1	7,231.7	Total Current Liabilities	4,645.0	4,177.9

Non-Current Assets			Non-Current Liabilities

Property and Equipment	5,638.4	5,049.7	Deferred Income Taxes	330.7	238.5
Other Non-Current Assets	126.2	110.3	Other Non-Current Liabilities	755.9	600.6
Total Non-Current Assets	5,764.6	5,160.0	Total Non-Current Liabilities	1,086.6	839.1

			Total Liabilities	5,731.6	5,017.0

			Shareholder Equity	8,418.1	7,374.7

Total Assets	14,149.7	12,391.7	Total Liabilities & Equity	14,149.7	12,391.7

STATEMENT OF CASH FLOWS [1]	November 30			November 30
	2004	2003		2004	2003
Cash Flows From Operating Activities			Provided/(Used) by Invest & Finance

Net Income	332.7	254.9	Property, Plant & Equipment	(305.2)	(203.6)
Depreciation & Amortization	110.6	90.7	Employee Stock Plan Proceeds	31.6	34.5
Inc Tax Savings From Employee Stock Plans	4.0	9.4	Property & Equip Disp and Other	0.2	0.4
Deferred Income Taxes	(5.5)	6.9	Cash Dividends	(53.8)	(44.2)
Other	15.6	7.4	Stock Purchases	(119.3)	(58.2)
			Changes in Short Term Borrowings	0.0	0.0
			Net Proceeds from Corp Owned Life Ins	0.0	0.0
			Other	1.4	(7.6)
Changes in Current Assets & Liabilities:
Inventory	(843.9)	(636.0)
Trade Accounts Payable	561.6	497.6
Accrued Expenses & Liabilities	(140.9)	(100.1)
Income Taxes	140.4	96.7	Provided/(Used) by Invest & Finance	(445.1)	(278.7)
Accounts Receivable	(142.7)	(95.2)
Insurance Reserve	35.0	46.5	Changes In Cash & Equivalents	(382.1)	(105.2)
Other Current Assets	(3.9)	(5.3)	Beginning Cash & Equivalents	1,695.5	1,268.0

Provided/(Used) for Operating Activities	63.0	173.5	Cash & Equivalents at End of Period	1,313.4	1,162.8